As filed with the Securities and Exchange Commission on August 11, 2020

UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

THE ROYCE FUND

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE ROYCE FUND

745 Fifth Avenue

New York, New York 10151

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

August 11, 2020

Dear Royce Fund Shareholder:

I am inviting you to vote on an important proposal relating to the management and operation of The Royce Fund (the “Trust”). A special shareholder meeting of each series of the Trust is scheduled to be held at the offices of the Trust at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151 at 2:30 p.m. (Eastern Time) on Thursday, September 24, 2020 (the “Meeting”) to vote on the proposal listed in the enclosed Proxy Statement. However, as we are concerned about your health and safety during the continuing COVID-19 pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change in the manner discussed in these proxy materials. In the event we decide to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of the Trust has nominated seven (7) individuals for election as Trustees and has recommended that you vote in favor of all of them. Six (6) of the seven (7) individuals nominated for election already serve as Trustees of the Trust. The other Trustee nominee, Cecile B. Harper, does not currently serve in any capacity with respect to the Trust but does serve as a member of the Board of Directors of Royce Global Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Value Trust, Inc. (collectively, the “Royce Closed-End Funds”). Royce Investment Partners1 serves as the investment adviser to each series of the Trust and to the Royce Closed-End Funds. Although the Trustees have determined that the election of all of the Trustee nominees is in your best interest, the final decision is yours.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

●	By touch-tone telephone;

●	By internet; or

●	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about this Proxy Statement.

1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,

Christopher D. Clark
President of The Royce Fund

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

This Page Intentionally Left Blank

THE ROYCE FUND

745 Fifth Avenue

New York, New York 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

To the Shareholders of The Royce Fund (11 Series):

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed series (each, a “Fund” and collectively, the “Funds”) of The Royce Fund (the “Trust”) will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151 on Thursday, September 24, 2020, at 2:30 p.m. (Eastern Time) for the following purposes:

1.	To elect a Board of seven Trustees of the Trust to hold office until the next Special Meeting of Shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal, or retirement; and

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Trustees of the Trust has set the close of business on July 31, 2020 as the record date for determining those shareholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote at the Meeting.

A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose relevant to the Meeting during ordinary business hours from and after September 9, 2020, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2019 were previously mailed to their shareholders, and copies are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or by calling 1-800-221-4268.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about this Proxy Statement.

IMPORTANT

To save the Funds the expense of additional proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting.

By Order of the Board of Trustees of The Royce Fund,

John E. Denneen
Secretary

August 11, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE TRUST
ARE AVAILABLE AT www.proxy-direct.com/trf-31561

PLEASE NOTE: We are concerned about your health and safety during the current COVID-19 pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

PROXY STATEMENT

THE ROYCE FUND (11 Series)

745 Fifth Avenue

New York, New York 10151

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

 INTRODUCTION

The accompanying Proxy is solicited on behalf of the Board of Trustees of The Royce Fund (the “Board”) for use at a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed Series (each, a “Fund” and collectively, the “Funds”) of The Royce Fund (the “Trust”), to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on Thursday, September 24, 2020, at 2:30 p.m. (Eastern Time) and at any postponement or adjournment thereof. The approximate mailing date of this Proxy Statement is August 18, 2020.

All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Trustee nominees of the Trust.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy.

The Board has set the close of business on July 31, 2020 as the record date (the “Record Date”) for determining those shareholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote for each share of beneficial interest (“share”) held in that Fund (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, each Fund had outstanding the number of shares of each share class as indicated in Exhibit A to this Proxy Statement. A listing of persons who owned beneficially more than 5% of any class of the shares of a Fund as of the Record Date is contained in Exhibit B to this Proxy Statement.

The Board knows of no business other than that mentioned in Proposal 1 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, it is proposed that the Trust’s shareholders elect seven (7) Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation, removal, or retirement. The Board has nominated the seven (7) persons listed below to continue or to become Trustees of the Trust, as applicable. Certain information concerning the Trustee nominees is set forth below. Each of these seven (7) persons has agreed to serve if elected, and the Trust’s management has no reason to believe that any of such persons will be unavailable for service as a Trustee. However, if any of them becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Proposed Interested Person Trustee Nominee

Certain biographical and other information concerning Christopher D. Clark is set forth below. Mr. Clark is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), due to the positions he holds with Royce Investment Partners (“Royce”)2, the investment adviser to each of the Funds. As set forth below, Mr. Clark currently serves as a Trustee and President of the Trust and is a Trustee nominee.

Name, Age, and Address	Position(s) Held With Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Christopher D. Clark* (55) The Royce Fund 745 Fifth Avenue New York, New York 10151	Trustee and President††	Since 2014	Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007. President and Member of Board of Directors/Trustees of the Trust, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc. (“RGT”), Royce Value Trust, Inc. (“RVT”), and Royce Capital Fund (“RCF”) (the Trust, RMT, RGT, RVT, and RCF are collectively referred to as “The Royce Funds”).	16	None
*	“Interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.
†	Mr. Clark will hold office as a Trustee until his successor has been duly elected and qualified or until his earlier resignation, removal, or retirement.
††	Mr. Clark was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Trust.

2 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

Proposed Independent Trustee Nominees

Certain biographical and other information concerning the Trustee nominees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act (collectively, the “Independent Trustees”) is set forth below.

Name, Age, and Address	Position(s) Held With Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Patricia W. Chadwick (71) The Royce Fund 745 Fifth Avenue New York, New York 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	16	Wisconsin Energy Corp. Voya Funds
Christopher C. Grisanti (58) The Royce Fund 745 Fifth Avenue New York, New York 10151	Trustee	Since 2017	Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).	16	None
Cecile B. Harper (57) The Royce Fund 745 Fifth Avenue New York, New York 10151	Not Applicable	Not Applicable	Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).	3	None
Arthur S. Mehlman (78) The Royce Fund 745 Fifth Avenue New York, New York 10151	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non- profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	36 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 20 portfolios)	None
G. Peter O’Brien (74) The Royce Fund 745 Fifth Avenue New York, New York 10151	Trustee	Since 2001	Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999). Formerly: Trustee of Colgate University (from 1996 to 2005); President of Hill House, Inc. (from 2001 to 2005); Director of TICC Capital Corp. (2003 to 2017); and Managing Director/ Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	36 (Director/Trustee of The Royce Funds, consisting of 16 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 20 portfolios)	None
Michael K. Shields (61) The Royce Fund 745 Fifth Avenue New York, New York 10151	Trustee	Since 2015	President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).	16	None

† The Trustee nominees listed above will hold office as Trustees of the Trust until their respective successors have been duly elected and qualified or until their earlier resignation, removal, or retirement. Each of Ms. Chadwick and Messrs. Grisanti, Mehlman, O’Brien and Shields also serves as a trustee/director of RCF (2 portfolios), RGT, RMT, and RVT. Messrs. Mehlman and O’Brien also serve as trustees/directors for the Legg Mason Funds (20 portfolios). Ms. Harper serves as a director of RGT, RMT, and RVT.

The Independent Trustees have adopted a retirement policy that calls for the retirement of each Independent Trustee from the Board on December 31 of the year in which he or she reaches the age of 79.

Additional Information Relating to Trustee Nominees

Additional information about each Trustee nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee nominee possesses which the Board believes will enable them to be effective Trustees.

●	Christopher D. Clark - In addition to his tenure as a Trustee/Director of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick - In addition to her tenure as a Trustee/Director of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

●	Christopher C. Grisanti – In addition to his tenure as a Trustee/ Director of The Royce Funds, Mr. Grisanti serves as Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as a Director of each of RGT, RMT, and RVT, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Arthur S. Mehlman - In addition to his tenure as a Trustee/Director of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Fund’s independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

●	G. Peter O’Brien - In addition to his tenure as a Trustee/Director of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

●	Michael K. Shields - In addition to his tenure as a Trustee/Director of The Royce Funds, Mr. Shields serves as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Trustee nominee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee nominee brings to the entire Board, with no single Trustee nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee nominee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both the Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

There are no family relationships between or among any Trustee nominee or any of the Trust’s officers.

Share Ownership by Trustee Nominees and Trust Officers

As of the Record Date, no Independent Trustee nominee or any of his or her immediate family members directly or indirectly owned any securities issued by Franklin Resources, Inc., Royce’s indirect corporate parent, or any of its affiliates (other than registered investment companies). Exhibit C to this Proxy Statement sets forth the dollar range of Fund shares and shares of The Royce Funds held by each Trustee nominee as of the Record Date. Information regarding the ownership of Fund shares by the Trustee nominees and officers of the Trust as of the Record Date is also set forth in Exhibit C to this Proxy Statement (if a Trustee nominee or officer is not listed with respect to a Fund, such person does not hold shares of that Fund).

Compensation of Independent Trustee Nominees, Interested Trustee Nominees, and Certain Retired Trustees

Each of the Independent Trustee nominees except Cecile B. Harper received compensation from the Trust, The Royce Funds, and the Fund Complex during the year ended December 31, 2019 as set forth in the table below. Two Board members who retired from the Board effective December 31, 2019 also received compensation from the Trust, The Royce Funds, and the Fund Complex during the year ended December 31, 2019 as set forth in the table below. Effective January 1, 2020, each of the Independent Trustees receives a fee of $154,000 per year for serving on the Board plus $6,500 for each Board meeting attended. The Interested Trustee nominee did not receive any compensation from the Trust, The Royce Funds, or the Fund Complex during the year ended December 31, 2019.

Name	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From The Royce Funds Paid to Trustees	Total Compensation From the Trust and Fund Complex Paid to Trustees*
Patricia W. Chadwick, Trustee	$186,500	None	None	$248,300	$248,300
Christopher C. Grisanti, Trustee	$186,500	None	None	$248,300	$248,300
Cecile B. Harper**, Trustee Nominee	None	None	None	None	None
Stephen L. Isaacs***, Retired Trustee	$186,500	None	None	$248,300	$248,300
Arthur S. Mehlman, Trustee	$186,500	None	None	$248,300	$476,300
David L. Meister***, Retired Trustee	$186,500	None	None	$248,300	$248,300
G. Peter O’Brien, Trustee	$180,000	None	None	$239,300	$454,800
Michael K. Shields, Trustee	$186,500	None	None	$248,300	$248,300
*	Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2019 from the Fund Complex. As of the date hereof, the Fund Complex includes the 16 portfolios of The Royce Funds and the 20 portfolios of the Legg Mason Funds.
**	Ms. Harper is currently not a member of the Board. Ms. Harper became a member of the Boards of Directors of RGT, RMT, and RVT effective July 21, 2020.
***	Retired from the Board effective December 31, 2019.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the Investment Company Act) of the Trust and as such are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the Investment Company Act, a majority of the Trust’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, more than 80% of the Trust’s Trustees are Independent Trustees. The Board does not have a chairman, but the President, an interested person of the Trust, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Standing Committees of the Board: Audit Committee

The Board has an Audit Committee, currently comprised of Patricia W. Chadwick, Christopher C. Grisanti, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields. Ms. Harper will become a member of the Audit Committee in the event she is elected as a Trustee of the Trust. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter, a copy of which is attached as Exhibit D to this Proxy Statement. Mr. Mehlman serves as Chairman of the Audit Committee. Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission Regulations.

Standing Committees of the Board: Nominating Committee

The Board has a Nominating Committee, currently comprised of Patricia W. Chadwick, Christopher C. Grisanti, Arthur S. Mehlman, G. Peter O’Brien, and Michael K. Shields. Ms. Harper was nominated by another Independent Trustee and will become a member of the Nominating Committee in the event she is elected as a Trustee of the Trust. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Trust and recommending its nominees for consideration by the full Board. The Trust has adopted a Nominating Committee charter. Mr. O’Brien serves as the Chairman of the Nominating Committee. While the Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Trust, which should include biographical information and set forth their proposed nominee’s qualifications.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Trust; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Trust in light of the requirements of the Trust’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered. A copy of the Nominating Committee charter is attached as Exhibit E to this Proxy Statement.

Standing Committees of the Board: Distribution Committee

The Board has a Distribution Committee (the “Distribution Committee”), currently comprised of Christopher D. Clark. As noted above, Mr. Clark is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act. The Distribution Committee is responsible for, among other things, approving the Funds’ payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Trust, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Trust’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of the five current Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Trust’s independent registered public accounting firm and the Trust’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Committee and Board Meetings

During the year ended December 31, 2019, the Board held six meetings, the Audit Committee held two meetings, and the Nominating Committee held two meetings. The Distribution Committee took action in respect of the Funds seven times by written consent. Each Trustee then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee held during that year.

Officers of the Trust

Officers of the Trust are elected each year by the Board. The following sets forth information concerning the Trust’s officers:

Name, Address* and Principal Occupations During Past Five Years	Age	Office**	Officer of Trust Since
Christopher D. Clark, Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	55	President	2014
Francis D. Gannon, Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.	52	Vice President	2014
Peter K. Hoglund, Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm.	54	Treasurer	2015
Daniel A. O’Byrne, Principal and Vice President of Royce, having been employed by Royce since October 1986.	58	Vice President	1994
John E. Denneen, General Counsel, Managing Director, Chief Legal and Compliance Officer, Secretary, and, since 2015, Member of the Board of Managers of Royce; Secretary and Chief Legal Officer of The Royce Funds.	53	Secretary and Chief Legal Officer	1996 to 2001 and since 2002
Lisa Curcio, Chief Compliance Officer of The Royce Funds (since October 2004); and Compliance Officer of Royce (since June 2004).	60	Chief Compliance Officer	2004

* The address of each officer of the Trust is c/o Royce Investment Partners, 745 Fifth Avenue, New York, New York 10151.

** Each officer of the Trust is elected by, and serves at the pleasure of, the Board.

Officers of the Trust receive no compensation from the Trust. Each officer is an interested person of the Trust, as defined in the Investment Company Act, by virtue of each such officer’s position with Royce.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”), whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. PWC also acts as independent auditors for Legg Mason and its subsidiaries and for certain investment companies for which Legg Mason’s asset management subsidiaries act as investment adviser. Representatives from PWC are not expected be present at the Meeting.

Audit Fees

PWC billed $297,369 and $364,841 in fees for professional services rendered for the audit of the Funds’ annual financial statements for the fiscal years ended December 31, 2019 and December 31, 2018, respectively.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, PWC did not bill any fees related to the performance of the audit or review of financial statements that are not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

Tax Fees

PWC billed $160,058 and $165,420 in fees related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice, for the fiscal years ended December 31, 2019 and December 31, 2018, respectively.

All Other Fees

For each Fund’s two most recently completed fiscal years, PWC did not bill any fees for products and services provided to the Funds other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Quorum and Required Vote

A quorum consists of shareholders representing a majority of the outstanding shares of the Trust, entitled to vote, who are present at the Meeting in person or by proxy. Assuming a quorum is present at the Meeting, the election of a Trustee will require a plurality of the outstanding shares of the Trust cast at the Meeting.

In accordance with the provisions of agreements governing certain Individual Retirement Accounts holding shares of any particular Fund and GiftShare Accounts holding shares of Royce Pennsylvania Mutual Fund, the applicable trustee or custodian may vote all unvoted shares of that Fund held in such accounts in the same proportion as shares of that Fund for which voting instructions are timely received (i.e., for Proposal No. 1, against Proposal No. 1, or abstain) by such Fund or its agent.

THE BOARD RECOMMENDS THAT ALL SHAREHOLDERS VOTE “FOR” ALL OF THE TRUSTEE NOMINEES.

PROXY COSTS

All of the costs of the Meeting, including printing, postage, voting tabulation, and other proxy-related expenses, will be borne by the Funds.

Royce will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of each Fund’s shares. Some officers and employees of the Trust and Royce may solicit Proxies personally and by telephone, if deemed desirable.

ADDITIONAL INFORMATION

Adjournment or Postponement of Meeting; Other Matters

If a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, the chairperson of the Meeting may adjourn the Meeting permit further solicitation of proxies if the chairperson determines that an adjournment and additional solicitation is reasonable and in the interest of the Funds’ shareholders. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment other than announcement at the Meeting or any adjournment or postponement thereof.

The Meeting may also be postponed prior to the Meeting. If it is decided to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), any such updates will be announced by means of a press release, which will be posted on the following website: http://www.royceinvest.com. An announcement will also be filed with the Commission via its EDGAR system.

If the Meeting is adjourned or postponed to a date more than 60 days after the originally established meeting date, the Board will set a new record date for the Meeting.

The Trust expects that broker-dealer firms holding shares of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Trust to vote on the election of Trustees if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on Proposal 1 and any other matter to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), and the shares as to which Proxies are returned by record shareholders but which are marked “abstain” on any item will be included in the Trust’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Trustees.

Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Shareholder Proposals

The Trust is not required, and currently does not intend, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the Proxy in accordance with their judgment on such matters.

By order of the Board of Trustees

John E. Denneen
Secretary

August 11, 2020

It is important that you execute, date and return ALL

of your proxies promptly.

This Page Intentionally Left Blank

EXHIBIT A

NUMBER OF SHARES OUTSTANDING FOR

THE FUNDS’ SHARE CLASSES AS OF THE RECORD DATE

As of the Record Date, each Fund had outstanding the number of shares as indicated in the table below:

Fund	Class	Shares Outstanding
Royce Dividend Value Fund	Investment	9,854,807.560
	Service	3,254,699.848
	Institutional	123,878.355
	Consultant	165,468.597
Royce Global Financial Services Fund	Service	2,671,887.042
	Institutional	524,200.402
Royce International Premier Fund	Investment	27,100,584.919
	Service	3,576,026.311
	Institutional	28,364,147.357
	Consultant	454,781.284
Royce Micro-Cap Fund	Investment	13,677,278.841
	Service	13,543,317.240
	Consultant	1,537,768.463
Royce Opportunity Fund	Investment	45,100,949.822
	Service	4,179,779.570
	Institutional	18,857,934.478
	Consultant	859,330.071
	R	2,798,480.505
Royce Pennsylvania Mutual Fund	Investment	134,462,106.174
	Service	13,876,275.823
	Institutional	14,857,480.991
	Consultant	31,464,807.442
	R	862,979.099
Royce Premier Fund	Investment	109,160,376.548
	Service	2,292,188.883
	Institutional	18,895,744.953
	Consultant	1,559,923.774
	R	799,912.718
Royce Small-Cap Value Fund	Investment	4,329,584.485
	Service	9,321,801.798
	Consultant	625,254.311
	R	866,269.995
Royce Smaller-Companies Growth Fund	Investment	10,067,088.191
	Service	16,565,681.289
	Institutional	685,309.195
	Consultant	840,837.468
Royce Special Equity Fund	Investment	38,435,288.006
	Service	2,382,974.855
	Institutional	9,009,687.520
	Consultant	1,317,099.135
Royce Total Return Fund	Investment	89,645,329.109
	Service	6,066,243.149
	Institutional	19,907,390.679
	Consultant	11,552,984.209
	R	2,894,206.297

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDER REPORT AS OF THE RECORD DATE

PRINCIPAL HOLDERS OF SHARES

As of July 31, 2020, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding share of any class of certain of its Funds:

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Dividend Value Fund (Investment Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	4,021,499	Record	40.80%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	904,478	Record	9.18%

National Financial Services Corp. FEBO Our Customers Russ Lennon 200 Liberty Street New York, NY 10281-1003	813,893	Record	8.26%

Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	502,368	Record	5.10%

Royce Dividend Value Fund (Service Class)

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	603,648	Record	18.57%

TD Ameritrade Inc. for the Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	268,452	Record	8.26%

National Financial Services FEBO Our Customers 200 Liberty St. 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,230,504	Record	37.86%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Dividend Value Fund (Consultant Class)

Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	11,340	Record	6.85%

Dennis C. Olson TOD Subject to Tod Rules 32012 Nightingale St. NW Cambridge, MN 55008-3900\	12,596	Record	7.61%

UMB Bank NA IRA FBO Dennis C. Olson Cambridge, MN 55008-3900	39,813	Record	24.06%

UMB Bank NA IRA FBO Allan R Koczur Cambridge, MN 55008-2414	17,211	Record	10.40%

UMB Bank NA IRA FBO Natalie Y. Thelen Bemidji MN 56601-3319	22,451	Record	13.57%

UMB Bank NA IRA Terry J. King Cambridge, MN 55008-6972	11,999	Record	7.25%

Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	36,700	Record	22.18%

Royce Dividend Value Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	24,269	Record	19.59%

Ascensus Trust Company Life Logics, Inc. 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	10,212	Record	8.24%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Ascensus Trust Company FBO Daniel Consultants, Inc. Profit Sharing P.O. Box 10758 Fargo, ND 58106-0758	75,561	Record	61.00%

Pai Trust Company, Inc. The Orthopaedic Surgery Center 1300 Enterprise Drive De Pere, WI 54115-4934	9,804	Record	7.91%

Royce Global Financial Services Fund (Service Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	562,286	Record	21.05%

Royce Family Investments LLC 8 Sound Shore Drive, Suite 140 Greenwich, CT 06830-7259	192,102	Record	7.19%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	537,851	Record	20.14%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	455,301	Record	17.05%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	196,745	Record	7.37%

Royce Global Financial Service Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	524,200	Record	100.00%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce International Premier Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York ,NY 10004-1965	2,201,687	Record	8.13%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	4,264,288	Record	15.76%

Raymond James Omnibus For Mutual Funds House Account 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	2,630,445	Record	9.72%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	2,925,208	Record	10.81%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,407,540	Record	5.20%

UBS UM USA OMNI Account M/F Special Custody, A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6711	1,521,943	Record	5.62%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,865,273	Record	25.37%

Royce International Premier Fund (Service Class)

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,219,244	Record	34.12%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,173,943	Record	32.86%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	206,971	Record	5.79%

TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	374,377	Record	10.48%

Royce International Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	65,328	Record	14.36%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	68,681	Record	15.10%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	42,057	Record	9.25%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	48,498	Record	10.66%

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	46,716	Record	10.27%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	149,668	Record	32.91%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce International Premier Fund (Institutional Class)

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	2,104,542	Record	7.42%

Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	3,345,296	Record	11.80%

Mac & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	2,405,219	Record	8.48%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5,543,859	Record	19.55%

Royce Micro-Cap Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	1,359,670	Record	9.94%

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,065,527	Record	7.79%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,118,124	Record	8.17%

Royce Micro-Cap Fund (Service Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	4,847,035	Record	35.79%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	692,427	Record	5.11%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	4,132,082	Record	30.51%

Anderson and Strudwick Trustee Retirement Plans Serviced by Metlife P.O. Box 48529 Atlanta, GA 30362-1529	1,000,164	Record	7.39%

Royce Micro-Cap Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Custodian 1 New York Plaza, Floor 12 New York, NY 10004-1965	801,272	Record	52.08%

Raymond James Omnibus For Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	82,739	Record	5.38%

Charles Schwab & Co, Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	127,605	Record	8.29%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	77,843	Record	5.06%

Royce Opportunity Fund (Investment Class)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,512,805	Record	10.01%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	5,796,429	Record	12.86%

John Hancock Life Insurance Co. USA RPS - Trading OPS ET6 601 Congress Street Boston, MA 02210-2805	5,809,537	Record	12.89%

National Financial Services FEBO Our Customers 200 Liberty Street 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	5,293,586	Record	11.74%

Royce Opportunity Fund (Service Class)

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	224,009	Record	5.36%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	444,453	Record	10.63%

UMB NA FBO Fiduciary For Tax Deferred Accounts 1 SW Security Benefit Place Topeka, KS 66636-1000	839,777	Record	20.09%

UMB Bank NA FBO Fiduciary For Tax Deferred Act 1 SW Security Benefit Place Topeka, KS 66636-1000	221,294	Record	5.29%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,151,226	Record	27,54%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Opportunity Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	180,641	Record	21.02%

Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	118,446	Record	13.78%

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	91,159	Record	10.61%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis Mo 63103-2523	63,108	Record	7.34%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-20522	115,133	Record	13.40%

UBS Wm USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weekawkeen, NJ 7086-6761	47,402	Record	5.52%

Royce Opportunity Fund (Institutional Class)

MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration #98820 4800 Deer Lake Drive E., Floor 2 Jacksonville, FL 32246-6484	2,543,210	Record	13.48%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	3,658,310	Record	19.39%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	2,903,602	Record	15.39%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co., Inc. Attn: Mutual Fund Ops 101 Montgomery Street San Francisco, CA 94104-4151	1,989,180	Record	10.54%

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,437,135	Record	12.92%

Royce Opportunity Fund (R Class)

Sammons Financial Network, LLC 4546 Corporate Dr., Suite 100 Wdm, IA 50266-5911	2,314,850	Record	82.59%

Royce Pennsylvania Mutual Fund (Investment Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	12,771,892	Record	9.50%

National Financial Services FEBO Our Customers 200 Liberty St 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	14,409,035	Record	10.72%

Royce Pennsylvania Mutual Fund (Service Class)

Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,434,906	Record	17.54%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,519,506	Record	10.95%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Pennsylvania Mutual Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	10,090,723	Record	32.06%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,714,640	Record	5.45%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,073,328	Record	9.76%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 S. 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	1,969,006	Record	6.26%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	2,738,599	Record	8.70%

Royce Pennsylvania Mutual Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,959,958	Record	13.18%

MAC & Co A/C 239544 Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	3,772,340	Record	25.38%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	5,472,023	Record	36.81%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

TIAA, FSB Custodian/Trustee FBO: Retirement Plans for which TIAA acts as Record keeper Attn: Trust Operations 211 N Broadway, Suite 1000 Saint Louis, MO 63102-2748	1,594,584	Record	10.73%

Royce Pennsylvania Mutual Fund (R Class)

Matrix Trust Company Trustee Personal Care Products Council 401 717 17th Street, Suite 1300 Denver, CO 80202-3304	137,009	Record	15.88%

Royce Premier Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	19,577,379	Record	17.94%

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	22,383,950	Record	20.51%

Wells Fargo Clearing Services, LLC Special Custody Acct. For The Exclusive Benefit Of Customers 2801 Market Street St. Louis, MO 63103-2523	7,320,750	Record	6.71%

National Financial Services FEBO Our Customers 200 Liberty St, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	16,213,874	Record	14.86%

Royce Premier Fund (Service Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	475,995	Record	20.76%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	347,128	Record	15.14%

Vanguard Fiduciary Trust Company Royce Funds Omnibus P.O. Box 2600, Room 613 Attn: Outside Funds Valley Forge, PA 19482-2600	135,064	Record	5.89%

WTRISC Co., Ira Omnibus Acct. C/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4239	500,249	Record	21.82%

UBSWM USA OMNI Account M/F Special Custody Account Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	144,069	Record	6.28%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept. 5th Floor New York, NY 10281	138,813	Record	6.05%

TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	125,921	Record	5.49%

Royce Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	556,997	Record	35.64%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	113,164	Record	7.24%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	90,724	Record	5.81%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	174,242	Record	11.15%

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	80,245	Record	5.13%

Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	118,624	Record	7.59%

Royce Premier Fund (Institutional Class)

Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	13,271,661	Record	70.18%

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,204,970	Record	6.37%

Royce Premier Fund (R Class)

Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	64,356	Record	8.04%

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	632,904	Record	79.03%

Royce Small-Cap Value Fund (Investment Class)

Charles Schwab & Co Inc. Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	361,621	Record	8.35%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	505,556	Record	11.68%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,189,479	Record	27.47%

Royce Small-Cap Value Fund (Service Class)

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	2,493,588	Record	26.25%

UMB NA FBO Fiduciary For Tax Deferred Accounts 1 SW Security Benefit Place Topeka, KS 66636-1000	587,393	Record	6.30%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	3,668,759	Record	29.36%

Royce Small-Cap Value Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	176,192	Record	28.18%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	114,488	Record	18.31%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	47,728	Record	7.63%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	33,986	Record	5.44%

Royce Small-Cap Value Fund (R Class)

Voya Retirement Insurance And Annuity Company 1 Orange Way Windsor, CT 06095-4773	55,594	Record	6.42%

Hartford Life Ins., Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	588,658	Record	68.01%

Royce Smaller Companies Growth Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1965	4,137,863	Record	41.04%

Royce Smaller-Companies Growth Fund (Service Class)

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	3,541,285	Record	21.38%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	1,115,793	Record	6.74%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	8,322,380	Record	50.24%

Royce Smaller-Companies Growth Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	430,509	Record	51.20%

Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	115,728	Record	13.76%

Royce Smaller-Companies Growth Fund (Institutional Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	270,838	Record	39.54%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	319,274	Record	46.61%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	36,193	Record	5.28%

Royce Special Equity Fund (Investment Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5,234,323	Record	13.65%

Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	2,479,613	Record	6.47%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	6,339,656	Record	16.54%

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,221,738	Record	5.80%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,252,139	Record	16.31%

TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	2,651,885	Record	6.92%

Royce Special Equity Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	359,229	Record	27.27%

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	246,765	Record	18.74%

Raymond James Omnibus For Mutual Funds/House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	80,983	Record	6.15%

UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	73,852	Record	5.61%

Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	123,681	Record	9.39%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Special Equity Fund (Service Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	325,546	Record	13.67%

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,092,494	Record	45.89%

TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	372,114	Record	15.63%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	236,853	Record	9.95%

Royce Special Equity Fund (Institutional Class)

Edward D Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	4,390,408	Record	48.72%

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,980,218	Record	21.97%

Royce Total Return Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	7,467,392	Record	8.33%

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	5,310,958	Record	5.93%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	15,038,244	Record	16.78%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	13,721,366	Record	15.31%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	12,720,842	Record	14.19%

Royce Total Return Fund (Service Class)

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,183,689	Record	19.51%

Hartford Life Ins, Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	521,714	Record	8.60%

Massachusetts Mutual Insurance Company 1295 State Street, MIP C255 Springfield, MA 01111-0001	708,079	Record	11.67%

National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	589,777	Record	9.72%

State Street Bank And Trust As Trustee And/Or Custodian FBO ADP Access Produce 3 Metrotech Center 6th Floor Brooklyn, NY 11201-8401	307,112	Record	5.06%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

Royce Total Return Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Custodians 1 New York Plaza, Floor 12 New York NY 10004-1965	4,370,824	Record	37.83%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	640,931	Record	5.55%

Raymond James Omnibus For Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	774,410	Record	6.70%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th Street, Suite 700 # P08 Minneapolis, MN 55402-4413	943,696	Record	8.17%

Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market Street St. Louis, MO 63103-2523	664,426	Record	5.75%

Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,582,047	Record	13.69%

Royce Total Return Fund (Institutional Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	1,122,192	Record	5.64%

Vanguard Fiduciary Trust Company Royce Funds Omnibus Po Box 2600, VM 613 Attn: Outside Funds Valley Forge, PA 19482-2600	2,242,796	Record	11.27%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share

VRSCO FBO AIG FSB Custody Trustee FBO Moses Cone Health System, 403B 2929 Allen Pkwy., Suite A6-20 Houston, TX 77019-7117	4,906,440	Record	24.65%

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	3,771,395	Record	18.95%

Great West Trust Co., LLC FBO Recordkeeping For Various Benefit Plans C/O Mutual Fund Trading 8525 E Orchard Rd, Greenwood Village, CO 80111-5002	1,067,267	Record	5.36%

Royce Total Return Fund (R Class)

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	414,135	Record	14.29%

Hartford Life Ins., Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	932,719	Record	32.19%

Reliance Trust Company FBO Mass Mutual Registered Product PO Box 28004 Atlanta, GA 30358-0004	271,935	Record	9.38%

EXHIBIT C

SHARE OWNERSHIP RANGES IN FUNDS BY TRUSTEE NOMINEES

Christopher D. Clark
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	Over $100,000
Royce Micro-Cap Fund	None
Royce Opportunity Fund	Over $100,000
Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Small-Cap Value Fund	None
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	None
Royce Total Return Fund	None

The Royce Funds		Over $100,000
Patricia W. Chadwick
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	Over $100,000
Royce Micro-Cap Fund	None
Royce Opportunity Fund	None
Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	None
Royce Small-Cap Value Fund	Over $100,000
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	None
Royce Total Return Fund	None

The Royce Funds		Over $100,000

Christopher C. Grisanti
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	$10,001 - $50,000
Royce Micro-Cap Fund	None
Royce Opportunity Fund	None
Royce Pennsylvania Mutual Fund	None
Royce Premier Fund	None
Royce Small-Cap Value Fund	None
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	None
Royce Total Return Fund	None

The Royce Funds		$10,001 - $50,000

Cecile B. Harper*
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	None
Royce Micro-Cap Fund	None
Royce Opportunity Fund	None
Royce Pennsylvania Mutual Fund	None
Royce Premier Fund	None
Royce Small-Cap Value Fund	None
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	None
Royce Total Return Fund	None

The Royce Funds		None

* Ms. Harper is currently not a member of the Board. Ms. Harper became a member of the Boards of Directors of RGT, RMT and RVT effective July 21, 2020.

Arthur S. Mehlman
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	None
Royce Micro-Cap Fund	$10,001-$50,000
Royce Opportunity Fund	None
Royce Pennsylvania Mutual Fund	None
Royce Premier Fund	None
Royce Small-Cap Value Fund	$50,001-$100,000
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	None
Royce Total Return Fund	$50,001-$100,000

The Royce Funds		Over $100,000

G. Peter O’Brien
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	None
Royce Micro-Cap Fund	None
Royce Opportunity Fund	Over $100,000
Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	$10,001-$50,000
Royce Small-Cap Value Fund	None
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	$50,001-$100,000
Royce Total Return Fund	Over $100,000

The Royce Funds		Over $100,000

Michael K. Shields
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Dividend Value Fund	None
Royce Global Financial Services Fund	None
Royce International Premier Fund	$10,001-$50,000
Royce Micro-Cap Fund	None
Royce Opportunity Fund	None
Royce Pennsylvania Mutual Fund	None
Royce Premier Fund	$10,001-$50,000
Royce Small-Cap Value Fund	None
Royce Smaller-Companies Growth Fund	None
Royce Special Equity Fund	$50,001-$100,000
Royce Total Return Fund	None

The Royce Funds		Over $100,000

Share Ownership by Trustee Nominees and Trust Officers

Information regarding the ownership of Fund shares by the Trustee nominees and Trust officers as of the Record Date is set forth below (if a Trustee nominee or officer is not listed with respect to a Fund, such person does not hold shares of that Fund).

Fund	Name of Beneficial Owner	Number of Shares Beneficially Owned
Royce Dividend Value Fund
	Francis D. Gannon	3,680
	Peter K. Hoglund	494
Royce Global Financial Services Fund
	Francis D. Gannon	2,635
Royce International Premier Fund
	Christopher D. Clark	15,444
	Patricia W. Chadwick	12,561
	Christopher C. Grisanti	2,050
	Michael K. Shields	2,900
	Francis D. Gannon	19,286
	Daniel A. O’Byrne	5,293
	John E. Denneen	69,560
Royce Micro-Cap Fund
	Arthur S. Mehlman	4,598
	Daniel A. O’Byrne	69,560
Royce Opportunity Fund
	Christopher D. Clark	83,172
	G. Peter O’Brien	13,234
	Peter K. Hoglund	474
	Daniel A. O’Byrne	860
	John E. Denneen	10,544
Royce Pennsylvania Mutual Fund
	Christopher D. Clark	24,402
	Patricia W. Chadwick	12,699
	G. Peter O’Brien	18,606
	Peter K. Hoglund	35,351
	Daniel A. O’Byrne	30,791
Royce Premier Fund
	Christopher D. Clark	17,957
	G. Peter O’Brien	4,160
	Michael K. Shields	1,556
	Francis D. Gannon	8,454
	Peter K. Hoglund	1,231
	Daniel A. O’Byrne	31,583
	John E. Denneen	30,175
Royce Small-Cap Value Fund
	Patricia W. Chadwick	16,472
	Arthur S. Mehlman	8,737
	Francis D. Gannon	14,944
	Peter K. Hoglund	612
Royce Smaller-Companies Growth Fund
	Francis D. Gannon	18,937
Royce Special Equity Fund
	G. Peter O’Brien	5,814
	Michael K. Shields	4,265
	Francis D. Gannon	1,884
	Peter K. Hoglund	778
	John E. Denneen	5,751
Royce Total Return Fund
	Arthur S. Mehlman	8,144
	G. Peter O’Brien	14,352
	Peter K. Hoglund	27,492

As of the Record Date, the trustees and officers of the Trust (11 individuals) owned, in the aggregate, less than 1% of the outstanding shares of each class of each Fund except as set forth in the table below.

Fund	Class	Percentage of Outstanding Shares Owned by Trustees and Officers
Royce Smaller-Companies Growth Fund	Institutional	2.76%

EXHIBIT D

Charter Of The Audit Committee
Of The Board Of Directors/Trustees
For The Royce Funds Listed In Appendix A Hereto

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)	shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)	at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee, and, with respect to the closed-end funds only, the Board must disclose any determination made under clause (ii) either on or through the applicable Funds website or in its annual proxy statement. If the disclosure is made on the Fund’s website, the Fund must disclose that fact in its annual proxy statement and provide the website address. Multiple boards in the same fund complex are considered one board for this determination.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s independent accountants; and

(2)	preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser, Adviser Affiliates and members of management of such entities (to assess the independence of the Fund’s independent accountants);

(n)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(q)	with respect to closed-end funds only, to discuss with Fund management the Fund’s press releases that discuss earnings (if any), as well as financial information or earnings guidance provided to analysts and ratings agencies (this may be done generally, e.g., the type of information to be disclosed and the type of presentation to be made); and

(r)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.	Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee.

VII.	Reporting

The Audit Committee shall report regularly to the Board. The Chairman of the Audit Committee shall report to the Board on the results of its deliberations, and make such recommendations as deemed necessary or appropriate.

VIII.	Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: April 11, 2000, as amended through February 27, 2019

APPENDIX A

Royce Capital Fund

Royce Global Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

EXHIBIT E

Charter Of The Nominating Committee

Of The Board Of Directors/trustees For

The Royce Funds Listed In Appendix A Hereto

Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each, a “Fund”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an “Exchange”) on which a Fund is listed or quoted (the “Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•	whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Amended on March 9, 2015

Adopted: February 10, 2004

Appendix A

The Royce Fund

Royce Capital Fund

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

Royce Global Value Trust, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Shareholder Meeting 745 Fifth Avenue, 23rd Floor, New York, New York 10151 on September 24, 2020

Please detach at perforation before mailing.

PROXY	THE ROYCE FUND (11 SERIES)

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ROYCE FUND

The undersigned hereby appoints Christopher D. Clark and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the series of The Royce Fund (the “Trust”), listed on the back of this card (each a “Fund”),held of record by the undersigned on July 31, 2020 at the Special Meeting of Shareholders of the Funds (the “Meeting”) scheduled to be held at the offices of the Fund, 745 Fifth Avenue, 23rd Floor, New York, New York 10151, on Thursday, September 24, 2020 and at any postponements or adjournments thereof.

This Proxy, when properly executed and received prior to the Meeting, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted “FOR” the election of the Trustee nominees of the Trust.

Please note: We are concerned about your health and safety during the continuing COVID-19 pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

TRF_31561_080620

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders Scheduled to Be Held on September 24, 2020.

The Proxy Statement and Proxy Card for the Meeting are available at:

https://www.proxy-direct.com/trf-31561

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund
Royce Micro-Cap Fund	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund
Royce Premier Fund	Royce Small-Cap Value Fund	Royce Smaller-Companies Growth Fund
Royce Special Equity Fund	Royce Total Return Fund

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES OF THE ROYCE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	To elect seven Trustees to the Board of Trustees of The Royce Fund:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Christopher D. Clark	02. Patricia W. Chadwick	03. Christopher C. Grisanti	☐	☐	☐
	04. Cecile B. Harper	05. Arthur S. Mehlman	06. G. Peter O’Brien
07. Michael K. Shields

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	TRF 31561	M xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Shareholder Meeting 745 Fifth Avenue, 23rd Floor, New York, New York 10151 on September 24, 2020

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	THE ROYCE FUND (11 SERIES)

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON SEPTEMBER 24, 2020

[INSURANCE COMPANY NAME DROP-IN]

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of The Royce Fund (the “Trust”) for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes of all shares of the series of the Trust listed on the back of this card (each, a “Fund”) attributable to such undersigned contract/policy owner be cast as designated on the reverse side at the Special Meeting of Shareholders of the Funds (the “Meeting”) scheduled to be held at the offices of the Trust, 745 Fifth Avenue, 23rd Floor, New York, New York 10151, on Thursday, September 24, 2020 and at any postponements or adjournments thereof.

This Voting Instruction Card, when properly executed and received prior to the Meeting, will be voted in the manner directed by the undersigned. Unless instructions to the contrary are marked, shares represented by Voting Instruction Cards received prior to the Meeting will be voted “FOR” the election of the Trustee nominees of the Trust. Shares of a Fund for which no instructions are received will be voted in the same proportion as votes for which instructions are provided with respect to that Fund.

Please note: We are concerned about your health and safety during the continuing COVID-19 pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

TRF_31561_080620_VI

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

xxxxxxxxxxxxxx	code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders Scheduled to Be Held on September 24, 2020.

The Proxy Statement and Voting Instruction Card for the Meeting are available at:

https://www.proxy-direct.com/trf-31561

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS	FUNDS
Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund
Royce Micro-Cap Fund	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund
Royce Premier Fund	Royce Small-Cap Value Fund	Royce Smaller-Companies Growth Fund
Royce Special Equity Fund	Royce Total Return Fund

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	THE BOARD OF TRUSTEES OF THE ROYCE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	To elect seven Trustees to the Board of Trustees of The Royce Fund:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Christopher D. Clark	02. Patricia W. Chadwick	03. Christopher C. Grisanti	☐	☐	☐
	04. Cecile B. Harper	05. Arthur S. Mehlman	06. G. Peter O'Brien
07. Michael K. Shields

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	TRF 31561	M xxxxxxxx